CERTIFICATION PURSUANT TO
18 U.S.C. ss. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aptimus, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rob Wrubel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rob Wrubel
Rob Wrubel
Chief Executive Officer
August 14, 2007